December 7, 2015

Supplement

SUPPLEMENT DATED DECEMBER 7, 2015 TO THE PROSPECTUSES OF
Active Assets Institutional Government Securities Trust, dated October 30, 2015
Active Assets Institutional Money Trust, dated October 30, 2015
(each, a "Fund")

The second paragraph of the section of each Fund's Prospectus entitled "Shareholder Information—Pricing Fund Shares" is hereby deleted and replaced with the following:

The NAV per share of each Fund is determined once daily, at the NYSE close (normally 4:00 p.m. Eastern time), on each day that the NYSE is open. Shares will generally not be priced on any day that the NYSE is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Funds reserve the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same day credit for purchase and redemption orders received after the Fund's closing time and credit will be given on the next business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

AAM2SPT-1215